ESCROW AGREEMENT

This Escrow Agreement (the “Agreement”) is by and between Medical Hospitality Group, Inc., a Maryland corporation (the “Company”), and ARI Financial Services, Inc. (“Managing Broker-Dealer”) to U.S. Bank National Association, a national banking association (“Escrow Bank”).

1.

OFFERING:  The Company desires to offer (the “Offering”) to subscribers, through one or more registered broker-dealers (the “Selling Group”), up to $60,000,000 (in the Company’s sole discretion) of the Company’s common shares (“Shares”) in minimum investment amounts of $2,500 as more particularly set forth in the New School Properties, Inc. Prospectus, SEC file no. 333-174533, as the same may be supplemented from time to time, a copy of which has been delivered to Escrow Bank (the “Prospectus”).  The Escrow Bank is not a party to the Offering, nor is it bound by the terms of the Prospectus, except as specifically set forth below.

The Managing Broker-Dealer intends to sell the Shares as the Company’s agent on a reasonable efforts basis and the Company and the Managing Broker-Dealer desire to establish an escrow account in which funds received from subscribers (the “Subscriptions”) will be deposited during the Offering period. The Company hereby appoints the Escrow Bank to hold the Subscriptions in escrow on behalf of the Company.  The Escrow Bank hereby accepts such appointment in accordance with the terms and subject to the conditions set forth in this Agreement.

All members of the Selling Group shall be bound by these Escrow Instructions.  However, for purposes of communications and directives with respect to the Selling Group, the Escrow Bank need only accept those signed by the Managing Broker-Dealer.

2.

ESTABLISHMENT OF THE ESCROW:  Escrow Bank will open one (1) interest bearing escrow account (the “Escrow”), and the Company or Managing Broker-Dealer will promptly deliver to Escrow Bank for deposit into the Escrow the full amount of each payment received from each subscriber (the “Subscription Price”), together with a list of each subscriber from which funds are being deposited, showing the name, address, and taxpayer identification number of such subscriber, the number of Shares subscribed for, the amount paid therefor, the method of payment (check or wire), and an I.R.S. Form W-9 completed and executed by each subscriber.  Escrow Bank shall have no obligation to accept monies, documents, or instructions from any party other than the Company or, in the case of funds, the Managing Broker-Dealer, with respect to the Escrow.  All monies so deposited will be in the form allowed in the Prospectus and made payable to “U.S. Bank, Escrow Bank for Medical Hospitality Group, Inc.”  Should any such check be returned to Escrow Bank as uncollectable for any reason, Escrow Bank will charge the amount of such unpaid check to Escrow, notify the Company of the amount of such return check, the name of the subscriber and the reason for return, and hold such check subject to further instructions from the Company.  Escrow Bank will hold all monies and other property in the Escrow free from any lien, claim, or offset, except as set forth herein, and such monies and other property shall not become the property of the Company or any other entity, nor subject to the debts thereof, unless the conditions set forth in these instructions to disbursement of such monies to the Company have been fully satisfied.

3.

INVESTMENT: The Subscription funds shall be deposited in an account with the Escrow Bank (“Escrow Account”).  Except as the Company and the Managing Broker-Dealer may from time to time jointly instruct the Escrow Bank in writing, the funds on deposit in the Escrow Account shall remain uninvested.  The Escrow Account is insured by the Federal Deposit Insurance Corporation as determined under FDIC Regulations, up to applicable FDIC limits.  Any and all interest earned on the Subscription funds after the deposit shall be added to the Escrow Account and shall become a part thereof. The Escrow Bank shall thereafter hold, maintain and utilize the Subscription funds pursuant to the terms and conditions of this Escrow Agreement.  The Company and the Managing Broker-Dealer shall provide Escrow Bank with a W-9 or original W-8 IRS tax form prior to the disbursement of interest, and the Escrow Bank will file the appropriate 1099 or other required forms pursuant to Federal and State laws.  A statement of citizenship will be provided if requested by the Escrow Bank.  The Escrow Bank shall not be responsible for maximizing the yield on the Subscription funds.  The Escrow Bank shall not be liable for losses, penalties or charges incurred upon any sale or purchase of any such investment.

4.

CANCELLATION BY THE COMPANY: The Company may reject or cancel any subscription in whole or in part. If the Subscription Price for such rejected or cancelled subscription has been delivered to Escrow Bank, the Company will inform Escrow Bank of the rejection or cancellation, and Escrow Bank upon receiving such notice will refund to the subscriber the Subscription Price. If the Company rejects or cancels any subscription for which the Escrow Bank has not yet collected funds but has submitted the subscriber’s check for collection, the Escrow Bank shall promptly issue a check in the amount of the subscriber’s check to the rejected subscriber after the Escrow Bank has cleared such funds.  If the Escrow Bank has not yet submitted a rejected subscriber’s check for collection, the Escrow Bank shall promptly remit the subscriber’s check directly to the subscriber.

5.

CANCELLATION BY SUBSCRIBERS: All Subscriptions are irrevocable, and no subscriber will have any right to cancel or rescind the subscription, except as described in the Prospectus or otherwise required under the law of any jurisdiction in which the Shares are sold.

6.

CLOSING:

6.1

The Escrow will remain open (and funds deposited therein shall not be disbursed to the Company) until the earliest to occur of the following (the “Closing Date”): (i) Receipt by Escrow Bank of the Subscription Price for at least $1,000,000 of the Shares (the “Minimum Offering Amount”) and the written instructions referred to in Section 6.2 ; (ii) 5:00 p.m. on November 1, 2013, which date may be extended until 5:00 p.m. on November 1, 2014 upon at least two business days prior notice to the Escrow Bank; or (iii) the date upon which a determination is made by the Company and the Managing Broker-Dealer to terminate the Offering prior to the sale of the Minimum Offering Amount.

6.2

If, prior to or upon the Closing Date, Escrow Bank has received the Minimum Offering Amount, Escrow Bank shall transfer by wire transfer or other suitable means all monies, instruments, and other documents in the Escrow to the Company upon receipt of instructions by the Company as soon as such monies have been collected in good funds. Thereafter, the Escrow will, notwithstanding the terms of Section 6.1, remain effective for the sole purpose of permitting deposits of the Subscription Prices for additional Shares subsequently sold by the Company, which Escrow Bank will disburse funds as instructed by the Company, provided that in no event shall the Escrow remain open for any reason after Escrow Bank has received and disbursed the Subscription Prices for $60,000,0000 of Shares.  Until the Closing Date, the Company agrees to receive approval from the Managing Broker-Dealer prior to its delivery of instructions to Escrow Bank for the disbursement of Subscription funds.

6.3

In the event the Escrow Bank does not receive the Minimum Offering Amount prior to the termination of the period set forth in Section 6.1(ii), or if at any time the Company gives notice to Escrow Bank terminating the Offering, the Escrow Bank shall refund to each subscriber the amount received from such subscriber, without interest, and the Escrow Bank shall notify the Company and the Managing Broker-Dealer of its distribution of the funds.  After making the refunds to the subscribers described in the preceding sentence, the interest amount in the Escrow shall be disbursed to the Company, so that the Company can calculate and disburse any applicable interest payments to the subscribers.

6.4

In the event a determination is made by the Company and the Managing Broker-Dealer pursuant to Section 6.1(iii), Escrow Bank shall refund to each subscriber the amount received from such subscriber without interest and without further notice to the Company.  After making the refunds to the subscribers described in the preceding sentence, any interest remaining in the Escrow shall be disbursed to the Company so that the Company can calculate and disburse any applicable interest payments to the subscribers.  Under no circumstances will Escrow Bank be required to disburse any monies until the check therefor has been collected in good funds.

7.

INSTRUCTIONS AND AMENDMENTS: Where directions or instructions from more than one of the undersigned are required, such directions or instructions may be given by separate instruments of similar tenor.  Attached hereto as Schedule 1 (the “Security Schedule”) is a list of authorized signatories (with signature identification) and authorized call-back persons for each of the parties to this Agreement (other than the Escrow Bank).  In the event instructions or directions are given, whether in writing, by telecopier or otherwise, the Escrow Bank is authorized, but is not required or obligated, to seek confirmation of such instructions or directions by telephone call-back to the person or persons designated on the Security Schedule, and the Escrow Bank may rely upon the confirmation of anyone purporting to be the person or persons so designated.  The authorized signatories and the persons and telephone numbers for call-backs may be changed only in a writing actually received and acknowledged by the Escrow Bank, and in the case of an addition of an authorized signatory, accompanied by an incumbency certificate with signature identification certified by an existing authorized signatory.  If the Escrow Bank is unable to contact any of the authorized representatives identified in the Security Schedule for call-back confirmation, the Escrow Bank is hereby authorized to seek confirmation of such instructions by telephone call-back to any one or more of your officers.  Such officer shall deliver to the Escrow Bank a fully executed incumbency certificate certified by an existing authorized signatory, and the Escrow Bank may rely upon the confirmation of anyone purporting to be any such officer. Unless otherwise provided herein, these instructions may be amended or further instructions given only to the extent that such amendments or instructions are consistent with, and do not add materially to, the description of the Escrow contained in the Prospectus, unless consented to in writing by all subscribers whose Subscription Prices have been received by Escrow Bank therefore and unless disclosed to all subscribers thereafter.

8.

FEES:  Escrow Bank shall be entitled to an initial, non-refundable, acceptance fee of $ - (waived) - payable concurrently with its acceptance, and upon opening of this Escrow, plus actual expenses incurred in performing its duties hereunder. The Escrow Bank's fees and expenses accrued prior to Closing will be paid by Medical Hospitality Capital Markets Group, LLC, (the “Sponsor”), which has signed this agreement as evidence of its undertaking.  Subsequent to the Closing, the Company shall be responsible for the payment of the Escrow Bank’s fees and expenses. The Escrow Bank acknowledges and agrees that it may not withhold from any amounts disbursed to the subscribers or to the Company the amount of any earned but unpaid fees and expenses.  Fees will be charged pursuant to the fee schedule attached hereto as Schedule 2 and incorporated herein by reference.

9.

LIMITATION OF ESCROW BANK’S CAPACITY AND LIABILITY:

9.1

This Agreement expressly and exclusively sets forth the duties of Escrow Bank with respect to any and all matters pertinent hereto, and no implied duties or obligations shall be read into this Agreement against Escrow Bank.  This Agreement constitutes the entire agreement among Escrow Bank, Company and Managing Broker-Dealer in connection with the subject matter of this Agreement, and no other agreement entered into between the parties, or any of them, shall be considered as adopted or binding, in whole or in part, upon the Escrow Bank notwithstanding that any such other agreement may be referred to herein or deposited with Escrow Bank or Escrow Bank may have knowledge thereof, and Escrow Bank’s rights and responsibilities shall be governed solely by this Agreement.

9.2

Escrow  Bank acts hereunder as an escrow agent only, and is not responsible or liable in any manner whatsoever for the sufficiency, correctness, genuineness or validity of the subject matter of this Agreement or any part thereof, or for the form of execution thereof, or for the identity or authority of any person executing or depositing such subject matter.  Escrow Bank shall be under no duty to investigate or inquire as to the validity or accuracy of any document, agreement, instruction or request furnished to it hereunder, including, without limitation, the authority or the identity of any signer thereof, believed by it to be genuine and Escrow Bank may rely and act upon, and shall not be liable for acting or not acting upon, any such document, agreement, instruction or request.  Escrow Bank shall in no way be responsible for notifying, nor shall it be its duty to notify, any party hereto or any other party interested in this Agreement or any payment required or maturity occurring under this Agreement or under the terms of any instrument deposited herewith.

9.3

Escrow Bank will not be liable for any misrepresentation or omission in the Prospectus or any failure to keep or comply with any of the provisions of any agreement, contract, or other instrument referred to therein; or the failure of the Company or Managing Broker-Dealer to transmit, or any delay in transmitting any subscriber's Subscription Price to Escrow Bank.  Escrow Bank's duties hereunder shall be limited to the safekeeping of monies, instruments, or other documents received by the Escrow Bank into the Escrow, and for the disposition of same in accordance with this Escrow Agreement and any further instructions pursuant to this Escrow Agreement.

10.

AUTHORITY TO ACT:

10.1

Escrow Bank is hereby authorized and directed by the undersigned to deliver the subject matter of this Agreement only in accordance with this Agreement.

10.2

Escrow Bank shall be protected in acting upon any written notice, request, waiver, consent, certificate, receipt, authorization, power of attorney or other paper or document, including, without limitation, the authority or the identity of any signer thereof, which Escrow Bank in good faith believes to be genuine and what it purports to be, including, but not limited to, items directing investment or non-investment of funds, items requesting or authorizing release, disbursement or retainage of the subject matter of this Agreement and items amending the terms of this Agreement.

10.3

Escrow Bank may consult with legal counsel at the cost and expense of Company in the event of any dispute or question as to the construction of any of the provisions hereof or its duties hereunder, and it shall incur no liability and shall be fully protected in acting in accordance with the advice of such counsel.  In the event of any disagreement between any of the parties to this Agreement, or between any of them and any other person, resulting in adverse claims or demands being made in connection with the matters covered by this Agreement, or in the event that Escrow Bank is in doubt as to what action it should take hereunder, Escrow Bank may, at its option, refuse to comply with any claims or demands on it, or refuse to take any other action hereunder, so long as such disagreement continues or such doubt exists, and in any such event, Escrow Bank shall not be or become liable in any way or to any person for its failure or refusal to act, and Escrow Bank shall be entitled to continue so to refrain from acting until (i) the rights of all interested parties shall have been fully and finally adjudicated by a court of competent jurisdiction, or (ii) all differences shall have been adjudged and all doubt resolved by agreement among all of the interested persons, and Escrow Bank shall have been notified thereof in writing signed by all such persons.  Notwithstanding the foregoing, Escrow Bank may in its discretion obey the order, judgment, decree or levy of any court, whether with or without jurisdiction, or of any agency of the United States or any political subdivision thereof, or of any agency of the State of Texas or of any political subdivision thereof, and Escrow Bank is hereby authorized in its sole discretion, to comply with and obey any such orders, judgments, decrees or levies.  The right of Escrow Bank under this sub-paragraph are cumulative of all other rights which it may have by law or otherwise.

10.4

In the event that any controversy should arise among the parties with respect to this Agreement, or should the Escrow Bank resign and the parties fail to select another Escrow Bank to act in its stead, the Escrow Bank shall have the right to institute a bill of interpleader in any court of competent jurisdiction to determine the rights of the parties.

11.

INDEMNITY:  Company agrees to indemnify and hold Escrow Bank, its affiliates and their officers, employees, successors, assigns, attorneys and agents (each an "Indemnified Party") harmless from all losses, costs, claims, demands, expenses, damages, penalties and attorney's fees suffered or incurred by any Indemnified Party as a result of anything which it may do or refrain from doing in connection with this Agreement or any litigation or cause of action arising from or in conjunction with this Agreement or involving the subject matter hereof or Subscription Funds or monies deposited hereunder or for any interest upon any such monies, including, without limitation, arising out of the negligence of Escrow Bank; provided that the foregoing indemnification shall not extend to the gross negligence or willful misconduct of Escrow Bank.  This indemnity shall include, but not be limited to, all costs incurred in conjunction with any interpleader which the Escrow Bank may enter into regarding this Agreement.

12.

RESIGNATION OF ESCROW BANK: Escrow Bank may resign herefrom upon fourteen (14) days' written notice to the Company and shall thereupon be fully released from any obligation to perform any further duties imposed upon it hereunder. Escrow Bank will transfer all files, records and funds relating to the Escrow to any successor escrow bank upon receipt of a copy of executed escrow instructions designating such successor.

13.

NOTICE:  Any payment, notice, request for consent, report, or any other communication required or permitted in this Agreement shall be in writing and shall be deemed to have been given when (i) transmitted by telecopier, (ii) personally delivered, (iii) one (1) day after deposit with an overnight mail or delivery service, postage prepaid, or (iv) three (3) days after deposit in a receptacle maintained by the United States Postal Service delivered to the party hereunder specified registered or certified mail, with return receipt requested, postage prepaid and addressed as follows:

If to Escrow Bank:

U.S. Bank Corporate Trust Services

60 Livingston Avenue

EP-MN-WS3T

St. Paul, MN 55107-2292

Attention:  Susan Selser

Telephone: (651) 495-3731

Email:  susan.selser@usbank.com

Facsimile: (651) 495-8087

with an email copy to:

Debby R. Wight

Facsimile: (206) 344-4630

Telephone: (206) 344-4679

Email: debra.wight@usbank.com

If to Company:

Medical Hospitality Group, Inc.

3241 Preston Road Suite 7

Frisco, TX 75034

Attn.: Billy Brown, CEO

(214) 618-8288

If to Managing Broker-Dealer:

ARI Financial Services, Inc.

4745 W. 136th St., Suite 91

Leawood, KS 66224

Attn:  Brian Candler, President

Any party may unilaterally designate a different address by giving notice of each such change in the manner specified above to each other party.  Notwithstanding the foregoing, no notice to the Escrow Agent shall be deemed given to or received by the Escrow Agent unless actually delivered to an officer of the Escrow Agent having responsibility under this Agreement.

14.

OTHER:

14.1

Time of the Essence.  Time is of the essence of these and all additional or changed instructions.

14.2

Counterparts.  These Escrow Instructions may be executed in counterparts, each of which so executed shall, irrespective of the date of its execution and delivery, be deemed an original, and said counterparts together shall constitute one and the same instrument.

14.3

Governing Law.  These Escrow Instructions shall be governed by, and shall be construed according to, the laws of the State of Texas.

14.4

No Endorsement. The Company will not make any reference to Escrow Bank in connection with the Offering except with respect to its role as Escrow Bank hereunder, and in no event will the Company state or imply the Escrow Bank has investigated or endorsed the Offering in any manner whatsoever.

14.5

Important Information About Procedures for Opening a New Account.  To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.  The Company and the Managing Broker-Dealer agree to provide such information and documentation as the Escrow Bank shall require compliance with all applicable laws relating to the identification of account holders and depositors.

14.6

Survival.  All representations, covenants, and indemnifications contained in Sections 9, 10, 11 and 12 shall survive the termination of this Agreement.

14.7

Discharge Upon Termination.  Upon the delivery of all of the subject matter or monies pursuant to the terms of this Agreement, the duties of Escrow Agent shall terminate and Escrow Agent shall be discharged from any further obligation hereunder.

14.8

Amendment.  The terms of this Agreement may be altered, amended, modified or revoked only by an instrument in writing signed by the undersigned and Escrow Agent.

14.9

Force Majeure.  Escrow Agent shall not be liable to the undersigned for any loss or damage arising out of any acts of God, strikes, equipment or transmission failure, war, terrorism, or any other act or circumstance beyond the reasonable control of Escrow Agent.

14.10

Written Agreement.  This Agreement represents the final agreement between the parties, and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties.  There are no unwritten oral agreements between the parties.

14.11

Disclosure.  The Company represents and agrees that it has not made nor will it in the future make any representation that states or implies that the Escrow Agent has endorsed, recommended or guaranteed the purchase, value, or repayment of the Securities offered for sale by the Company.  The Company further agrees that it will insert in any prospectus, offering circular, advertisement, subscription agreement or other document made available to prospective purchasers of the Securities the following statement in bold face type:  “U.S. Bank National Association is acting only as an escrow agent in connection with the offering of Securities described herein, and has not endorsed, recommended or guaranteed the purchase, value or repayment of such Securities”, and will furnish to the Escrow Agent a copy of each such prospectus, offering circular, advertisement, subscription agreement or other document at least 5 business days prior to its distribution to prospective purchasers of the Securities.

14.12

Brokerage Confirmation. The parties acknowledge that to the extent regulations of the Comptroller of Currency or other applicable regulatory entity grant a right to receive brokerage confirmations of security transactions of the escrow, the parties waive receipt of such confirmations to the extent permitted by law.  Escrow Agent shall furnish a statement of security transactions on its regular monthly reports to the Company.

14.13

Automatic Succession.  Any company into which the Escrow Agent may be merged or with which it may be consolidated, or any company to whom Escrow Agent may transfer a substantial amount of its Escrow business, shall be the Successor to the Escrow Agent without the execution or filing of any paper or any further act on the part of any of the Parties, anything herein to the contrary notwithstanding.

(signatures on following page)

IN WITNESS WHEREOF, The parties have executed this Escrow Agreement as of the date set forth besides such parties’ signature below.

“COMPANY”

MEDICAL HOSPITALITY GROUP, INC., a Maryland corporation

/s/ Billy Brown

(signature)

By:

Billy Brown

Its :

CEO

Date: November 16, 2011

“ESCROW BANK”

U.S. Bank National Association,  a national banking association

/s/ Debby R. Wright

(signature)

By: Debby R. Wight

Its: Vice President

Date: November 21, 2011

“MANAGING BROKER

 DEALER”

ARI FINANCIAL SERVICES, INC., a Missouri corporation

/s/ Brian Candler

(signature)

By:

Brian Candler

Its:

President, CEO

Date: November 16, 2011

Signature of the Sponsor acknowledging obligation to pay Escrow Bank Fees pursuant to Section 8 above:

“SPONSOR”

MEDICAL HOSPITALITY CAPITAL MARKETS GROUP, LLC, a Texas limited liability company

/s/ Billy Brown

(signature)

By:

Billy Brown

Its :

Manager

Date: November 16, 2011